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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                   May 4, 1999
                -----------------------------------------------
                Date of Report (Date of earliest event reported)


                          LENFEST COMMUNICATIONS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Delaware                      33-96804                23-2094942
-------------------------------         -----------          ------------------
(State or other jurisdiction of         (Commission           (I.R.S. Employer
       incorporation)                   File Number)         Identification No.)


                      1105 North Market Street, Suite 1300
                                 P.O. Box 8985
                           Wilmington, Delaware 19899
                    ----------------------------------------
                    (Address of principal executive offices)


                                 (302) 427-8602
              ---------------------------------------------------
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS


         On May 4, 1999, Lenfest Communications, Inc., a Delaware corporation (the "Corporation"), equally owned by AT&T Corp. ("AT&T") and members of the Lenfest family, entered into an agreement with AT&T for the purchase by AT&T of the remaining 50 percent ownership interest in the Corporation not already owned by AT&T. The agreement anticipates the exchange of AT&T stock for the Lenfest family's 50 percent ownership interest in the Corporation. In order to be consummated, the agreement calls for the attainment of various necessary legal and regulatory approvals. The press release announcing the agreement between the Corporation and AT&T is filed as Exhibit 99 hereto.





ITEM 7.  EXHIBITS

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     EXHIBIT NO.                      DESCRIPTION
--------------------------------------------------------------------------------
         99              Press Release, dated as of May 4, 1999
--------------------------------------------------------------------------------


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May 7, 1999                              LENFEST COMMUNICATIONS, INC.


                                           By: /s/ Maryann Bryla
                                               ----------------------------
                                               Name:  Maryann Bryla
                                               Title:  Senior Vice President and
                                                       Chief Financial Officer



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                                  EXHIBIT INDEX

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     EXHIBIT NO.                   DESCRIPTION
--------------------------------------------------------------------------------
         99             Press Release, dated as of May 4, 1999
--------------------------------------------------------------------------------